Exhibit 10.8

ASSIGNMENT AND ASSUMPTION OF
EMPLOYMENT AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENT, dated as of February 11, 2014 (the “Effective Date”), is by and among Cachet Financial Solutions Inc., a Minnesota corporation (the “Company”), DE Acquisition 2, Inc., a Delaware corporation and a public reporting company under the Securities Exchange Act of 1934 (“Pubco”), and ________________, an executive officer of the Company (“Executive”).

WHEREAS, the Company is a party to an Employment Agreement with Executive dated as of February 28, 2012 (the “Employment Agreement”);

WHEREAS, as of the Effective Date, the Company is engaging in a merger transaction with a wholly owned subsidiary of Pubco (such transaction, the “Merger”), pursuant to the terms and conditions of an Agreement and Plan of Merger and Reorganization by and among the Company, Pubco, and  a wholly owned subsidiary of Pubco, dated as of December 14, 2013 (as amended on February 11, 2014); and

WHEREAS, the parties wish to enter into this Assignment and Assumption of Employment Agreement to document (i) effective upon the consummation of the Merger, the assignment by the Company to Pubco of the right and obligations of the Company under the Employment Agreement, and Pubco’s assumption of the same, and (ii) the agreement of Executive regarding the treatment of the Merger under the Employment Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged:

1.           Effective upon the consummation of the Merger, (a) the Company hereby assigns to Pubco all of the Company’s rights, title and interest in, to and under the Employment Agreement, and Pubco hereby accepts the same and assumes all obligations of the Company under the Employment Agreement, and (b) all references to the “Company” contained in the Employment Agreement shall be understood to be references to DE Acquisition 2, Inc.

2.           Executive agrees that neither the consummation of the Merger, nor any changes to the Board of Directors of Pubco made contemporaneously with the Merger and resulting in the appointment, to such Board of Directors, of persons who were directors of the Company prior to the Merger, will constitute a “Change of Control” for purposes of Section 7.02 of the Existing Agreement or for any other purpose under the Employment Agreement.

3.           Other than as expressly set forth in this Assignment and Assumption of Employment Agreement, the Employment Agreement shall remain unaffected hereby.

IN WITNESS WHEREOF, the undersigned parties have set their hands to this Assignment and Assumption of Employment Agreement.

COMPANY:

CACHET FINANCIAL SOLUTIONS INC.

By:
Name:
Title:

EXECUTIVE:

Print name:

PUBCO:

DE ACQUISITION 2, INC.

By:
Name:
Title:

Signature Page –
Assignment and Assumption of Employment Agreement